UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 2, 2019

THE LOVESAC COMPANY

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38555	32-0514958
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

 Two Landmark Square, Suite 300
Stamford, Connecticut

(Address of Principal Executive Offices, and Zip Code)

(207) 273-9733

Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	LOVE	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

Amendment to Shawn Nelson Employment Agreement

On October 2, 2019, The Lovesac Company (the “Company”) and Shawn Nelson entered into a Frist Amendment to Employment Agreement (the “Nelson Amendment”) that amends Mr. Nelson's amended and restated employment agreement, dated October 26, 2017. The Nelson Amendment, amends, among other things, the terms upon which Mr. Nelson is eligible to receive an annual bonus. The Nelson Amendment provides that Mr. Nelson shall receive an annual bonus of up to 75% of his base salary, provided that he achieves performance targets determined by the Board of Directors (the “Board”) (or the Compensation Committee). In the event that the Company achieves at least 90% of all of its annual performance targets for the applicable completed fiscal year, the annual bonus in respect of such fiscal year shall be 20% of his base salary. In the event that the Company achieves at least 100% of all of its annual performance targets for the applicable completed fiscal year, the annual bonus in respect of such fiscal year shall be 60% of his base salary. In the event that the Company achieves at least 110% of all of its annual performance targets for the applicable completed fiscal year, the annual bonus in respect of such fiscal year shall be 75% of his base salary. Performance between 90% and 110% of the applicable performance targets will be interpolated relative to the next threshold on a linear basis and, in the case of multiple performance targets, by determining the average percentage achieved for the performance targets.

The foregoing summary of the amendment is qualified in its entirety by reference to the letter agreement, which is attached to this Current Report as Exhibit 10.1 and which is incorporated by reference into this Item 5.02.

Amendment to Jack Krause Employment Agreement

On October 2, 2019, the Company and Jack Krause entered into a Frist Amendment to Employment Agreement (the “Krause Amendment”) that amends Mr. Krause’s amended and restated employment agreement, dated October 26, 2017. The Krause Amendment, amends, among other things, the terms upon which Mr. Krause is eligible to receive an annual bonus. The Krause Amendment provides that Mr. Krause shall receive an annual bonus of up to 75% of his base salary, provided that he achieves performance targets determined by the Board (or the Compensation Committee). In the event that the Company achieves at least 90% of all of its annual performance targets for the applicable completed fiscal year, the annual bonus in respect of such fiscal year shall be 20% of his base salary. In the event that the Company achieves at least 100% of all of its annual performance targets for the applicable completed fiscal year, the annual bonus in respect of such fiscal year shall be 60% of his base salary. In the event that the Company achieves at least 110% of all of its annual performance targets for the applicable completed fiscal year, the annual bonus in respect of such fiscal year shall be 75% of his base salary. Performance between 90% and 110% of the applicable performance targets will be interpolated relative to the next threshold on a linear basis and, in the case of multiple performance targets, by determining the average percentage achieved for the performance targets.

The foregoing summary of the amendment is qualified in its entirety by reference to the letter agreement, which is attached to this Current Report as Exhibit 10.2 and which is incorporated by reference into this Item 5.02.

Amendment to Donna Dellomo Employment Agreement

On October 2, 2019, the Company and Donna Dellomo entered into a Frist Amendment to Employment Agreement (the “Dellomo Amendment”) that amends Ms. Dellomo’s amended and restated employment agreement, dated October 26, 2017. The Dellomo Amendment, amends, among other things, the terms upon which Ms. Dellomo is eligible to receive an annual bonus. The Dellomo Amendment provides that Ms. Dellomo shall receive an annual bonus of up to 60% of her base salary, provided that she achieves performance targets determined by the Board (or the Compensation Committee). In the event that the Company achieves at least 90% of all of its annual performance targets for the applicable completed fiscal year, the annual bonus in respect of such fiscal year shall be 15% of her base salary. In the event that the Company achieves at least 100% of all of its annual performance targets for the applicable completed fiscal year, the annual bonus in respect of such fiscal year shall be 50% of her base salary. In the event that the Company achieves at least 110% of all of its annual performance targets for the applicable completed fiscal year, the annual bonus in respect of such fiscal year shall be 60% of her base salary. Performance between 90% and 110% of the applicable performance targets will be interpolated relative to the next threshold on a linear basis and, in the case of multiple performance targets, by determining the average percentage achieved for the performance targets.

The foregoing summary of the amendment is qualified in its entirety by reference to the letter agreement, which is attached to this Current Report as Exhibit 10.3 and which is incorporated by reference into this Item 5.02.

Non-Employee Director Compensation Policy

On October 2, 2019, at the recommendation of the Compensation Committee of the Board, the Board approved the granting of 6,490 restricted stock units (“RSUs”) to each of the non-employee directors in accordance with a Restricted Stock Units Agreement (“Grant Agreement”) pursuant to the Company’s Amended and Restated 2017 Equity Incentive (the “2017 Plan”).

Unless the RSUs are forfeited pursuant to the 2017 Plan or the Grant Agreement, (i) 3,245 shall vest on the first anniversary of the grant date, and (ii) 3,245 which shall vest 50% on the first anniversary of the date of the grant and 50% on the second anniversary of the date of the grant. Each RSU represents the right to receive one share of the Company’s common stock upon vesting of the RSU.

The foregoing description of the Grant Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Grant Agreement, the form of which is filed as Exhibit 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

Additionally, on October 2, 2019, at the recommendation of the Compensation Committee of the Board, the Board approved providing cash compensation of $40,000 per year to non-employee directors Shirely Romig and Walter McLallen, to be effective June 5, 2019. Mr. McLallen will also receive $10,000 per year as chair of the Audit Committee of the Board.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
10.1	First Amendment to Employment Agreement, by and between The Lovesac Company and Shawn Nelson
10.2	First Amendment to Employment Agreement, by and between The Lovesac Company and Jack Krause
10.3	First Amendment to Employment Agreement, by and between The Lovesac Company and Donna Dellomo
10.4	Form of Restricted Stock Units Agreement (Non-Employee Director)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE LOVESAC COMPANY

Date: October 4, 2019	By:	/s/ Donna Dellomo
Name: Donna Dellomo
Title: Executive Vice President and Chief Financial Officer